SUBSIDIARY  INTELLECTUAL  PROPERTY  SECURITY  AGREEMENT
                             AND  ASSIGNMENT

     THIS SUBSIDIARY INTELLECTUAL PROPERTY SECURITY AGREEMENT AND ASSIGNMENT (this "AGREEMENT") is made this 18th day of August, 2000 by MERLIN SOFTWARE TECHNOLOGIES, INC., a Nevada corporation (the "GRANTOR"), in favor of the Holders (as set forth in Schedule V hereto) of the Notes (as hereinafter defined) (each a "SECURED PARTY" and collectively the "SECURED PARTIES").

W  I  T  N  E  S  S  E  T  H:
----------------------------

     WHEREAS, Merlin Software Technologies International, Inc., a Nevada corporation ("Merlin International"), the Grantor and the Secured Parties have entered into the Note and Warrant Purchase Agreement dated of even date hereof (the "PURCHASE AGREEMENT"), for the purchase by the Holders of an aggregate of up to Two Million One Hundred Thousand Dollars ($2,100,000) principal amount of Series A 10% Senior Secured Convertible Notes (the "NOTES") and up to a total of 1,520,000 Series A Warrants to Purchase Common Stock from Merlin International;

     WHEREAS, under the terms of the Notes and the Purchase Agreement, Grantor desires, pursuant to this Agreement, to grant to the Secured Parties a security interest in the assets described herein; and

     WHEREAS, a material part of the consideration given in connection with and as an inducement to the execution and delivery of the Purchase Agreement by the Secured Parties was the obligation of the Grantor to enter into this Agreement;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:

     1. GRANT OF SECURITY. The Grantor hereby grants (subject to existing liens) a continuing security interest in and collaterally assigns to the Secured Parties, all of the following (collectively, the "COLLATERAL"):

     (a) Patents. All of the Grantor's right, title and interest, whether now owned or hereafter acquired, in and to all United States issued patents and patent applications (including without limitation the patents and patent applications identified on Schedule I attached hereto and incorporated herein by reference) and including the right to recover for all past, present and future infringements thereof and all reissues, divisions, continuations, continuations-in-part, substitutes, renewals, and extensions thereof, all improvements thereon, and all other rights of any kind whatsoever of the Grantor accruing thereunder or pertaining thereto (collectively, the "PATENTS").

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     (b)     Trademarks.  All  of  the  Grantor's  right,  title  and  interest, whether now owned or hereafter acquired, in and to all United States trademarks, trade names, trade dress, domain names, service marks, trademark and service mark registrations, and applications for trademark or service mark registration and any renewals thereof (including without limitation each trademark, trade name, trade dress, domain name, registration and application identified in
Schedule II attached hereto and incorporated herein by reference) and including all income, royalties, damages and payments now and hereafter due and/or payable with respect thereto (including without limitation damages for past or future infringements thereof), the right to sue or otherwise recover for all past, present and future infringements thereof, all rights corresponding thereto throughout the world (but only such rights as now exist or may come to exist under applicable local law) and all other rights of any kind whatsoever of the Grantor accruing thereunder or pertaining thereto, together in each case with the goodwill of the business connected with the use of, and symbolized by, each such trademark and service mark (collectively, the "TRADEMARKS").

     (c) Copyrights. All of the Grantor's right, title and interest, whether now owned or hereafter acquired, in and to all United States copyrights and copyright applications (including without limitation the copyrights and copyright applications identified on Schedule III attached hereto and incorporated herein by reference) and including the right to recover for all past, present and future infringements thereof and all reissues, divisions, continuations, continuations-in-part, substitutes, renewals, and extensions thereof, all improvements thereon, and all other rights of any kind whatsoever of the Grantor accruing thereunder or pertaining thereto (collectively, the "COPYRIGHTS").

     (d) Licenses. All license agreements regarding Patents, Trademarks or Copyrights (other than "off the shelf" software) with any other party, whether the Grantor is a licensor or licensee under any such license agreement (including without limitation the licenses listed on Schedule IV attached hereto and incorporated herein by reference), and the right to prepare for sale, sell and advertise for sale, all inventory now or hereafter owned by the Grantor and now or hereafter covered by such licenses (collectively, the "LICENSES")).

     (e)     All  proceeds  of  any  of  the  foregoing.

     In addition, the Grantor has executed in blank and delivered to the Secured Parties an assignment of the Licenses and federally registered Patents, Trademarks and Copyrights (the "SUBSIDIARY IP ASSIGNMENT") owned by it in the form of Exhibit A hereto. The Grantor hereby authorizes the Secured Parties to complete as Assignee and record with the United States Patent and Trademark Office (the "PATENT AND TRADEMARK OFFICE") and the United States Copyright
Office (the "COPYRIGHT OFFICE") each Subsidiary IP Assignment upon the occurrence of an Event of Default (as such term is defined herein) that is continuing at the time of filing. "EVENT OF DEFAULT" shall have the meaning set forth in Section 2 of the Notes.

     2. SECURITY FOR OBLIGATIONS. The security interests granted under this Agreement (the "SECURITY INTERESTS") by the Grantor secure the payment of all Obligations of the Merlin

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     International  (as  such  term  is  defined  herein).  The "OBLIGATIONS" of
Merlin International shall mean the prompt payment when due or within any applicable grace period, whether at stated maturity, by acceleration or otherwise and at all times thereafter of any and all obligations of Merlin International owed to the Secured Parties under the Purchase Agreement, the Notes and the Related Documents irrespective of any change of the time, manner, or place of payment.

     The Security Interests granted by this Agreement are granted in conjunction with the security interests granted to the Secured Parties in other assets of the Grantor under the Subsidiary Security Agreement dated even date hereof.

     3. COLLATERAL ASSIGNMENT. In addition to, and not in limitation of, the grant of the Security Interests in the Patents, Trademarks, Copyrights and Licenses in Section 1 above, the Grantor hereby grants, assigns, transfers, conveys and sets over to the Secured Parties, the Grantor's entire right, title and interest in and to the Patents, Trademarks, Copyrights and Licenses; provided, that such grant, assignment, transfer and conveyance shall become effective only at the election of the Secured Parties after the occurrence of an Event of Default that is continuing at the time of such election. The Grantor hereby agrees that after the effectiveness of such grant, assignment, transfer and conveyance of any of the Patents, Trademarks, Copyrights and License, the use by the Secured Parties of any of such Patents, Trademarks, Copyrights and Licenses shall be without any liability for royalties or other related charges from the Secured Parties to the Grantor.

     4.     FURTHER  ASSURANCES.

     (a) The Grantor agrees that from time to time, at the expense of the Grantor, the Grantor will promptly execute and deliver all further instruments and documents and take all further actions that may be necessary or desirable in the Secured Parties' reasonable determination, or that the Secured Parties may reasonably request, in order to (i) continue, perfect and protect any Security Interest granted or purported to be granted hereby, (ii) enable the Secured Parties, for the benefit of the Secured Parties, to exercise and enforce their rights and remedies hereunder with respect to any part of the Collateral. Without limiting the generality of the foregoing, the Grantor will execute and file (with the appropriate governmental offices, authorities, agencies and regulatory bodies in the United States) such supplements to this Agreement and such financing or continuation statements, or amendments thereto, and such other instruments or notices, including executed Subsidiary IP Assignments, with the Patent and Trademark Office and the Copyright Office, as may be necessary or desirable, or as the Secured Parties may reasonably request, in order to perfect and preserve the Security Interests granted hereby.

     (b) The Grantor hereby authorizes the Secured Parties, upon the occurrence and during the continuation of an Event of Default, to file, where permitted by law, one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of the Grantor. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

     (c) The Grantor will furnish to the Secured Parties, from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Parties may reasonably request, all in reasonable detail.

     (d) The Grantor agrees that should it have or obtain an ownership interest in any United States patent or patent application that is not now identified on Schedule I, any trademark or trademark application that is not now identified on Schedule II or any copyright or copyright application that is not now identified on Schedule III or any license agreement in respect of any patent, trademark or copyright that is not now identified on Schedule IV: (i) the provisions of this Agreement shall automatically apply to such item, and such item shall automatically become part of the Collateral; (ii) the Grantor shall, within three months after acquiring or becoming aware of such ownership interest, (A) give written notice thereof to the Secured Parties, (B) with respect to Trademarks and Patents, cause such Trademarks and Patents to be properly registered with the Patent and Trademark Office, (C) with respect to Copyrights, cause such Copyrights to be registered with the Copyright Office, and (D) file all documents that are known by the Grantor to be necessary or that the Secured Parties reasonably request in order to perfect the Security Interest of the Secured Parties therein; provided, however, that so long as no Event of Default shall have occurred and be continuing, the registration obligations of the Borrower pursuant to subsections (ii)(B) and (ii)(C) of this Section 4(d) shall be limited to those that are consistent with the Grantor's business judgement and actual use of such Trademarks, Patents and Copyrights.

     (e) The Grantor agrees: (i) to take all necessary steps in any proceeding before the Patent and Trademark Office, the Copyright Office or in any court, to maintain and pursue each patent application now or hereafter included in the Collateral and to maintain each material patent, trademark or copyright now or hereafter included in the Collateral, including the filing of divisional, continuation, continuation-in-part and substitute applications, the filing of applications for reissue, renewal or extensions, the payment of maintenance fees, and the participation in interference, reexamination, opposition and cancellation proceedings; (ii) to take corresponding steps with respect to material unpatented inventions on which the Grantor is now or hereafter becomes entitled to seek protection; (iii) to bear any expenses incurred in connection with such activities; and (iv) not to abandon any right to file a material patent application, or abandon any material pending application with respect to any of the Collateral, without the prior written consent of the Secured Parties; provided, however, that so long as no Event of Default shall have occurred and be continuing, the requirements of the Grantor pursuant to subsections (i) and (ii) of this Section 4(e) shall be governed by the Grantor's business judgement and actual use of such Trademarks, Patents and Copyrights.

     (f) The Grantor shall not do any act or omit to do any act whereby any of the Collateral may become dedicated or abandoned, except where such dedication or abandonment (i) will not materially adversely affect the business, condition (financial or otherwise), operations, performance, or properties of the Grantor or Merlin International taken as a whole, and (ii) is in the ordinary course of the Grantor's business. The Grantor agrees to notify the Secured Parties promptly and in writing if it learns that any of the Collateral may become abandoned or dedicated or of any adverse determination or any development (including without limitation the institution of any proceeding in the Patent and Trademark Office, the Copyright Office, or any court) regarding any material part of the Collateral.

     (g) The Grantor agrees that in the event that any of the Collateral as to which it has granted the Security Interests is infringed or misappropriated by a third party, the Grantor shall promptly notify the Secured Parties and shall take all reasonable steps to terminate the infringement or misappropriation, and take such other actions as the Grantor shall deem appropriate under the circumstances to protect such Collateral; provided, however, that so long as no Event of Default shall have occurred and be continuing, the termination of infringement or misappropriation obligations of the Grantor described in this sentence shall be limited to those that are consistent with the Grantor's business judgement and actual use of such Collateral. Any expense incurred in connection with such activities shall be borne by the Grantor.

     (h) The Grantor agrees (i) to maintain the quality of any and all products in connection with which the Collateral is used, consistent with the quality standards established by the Grantor for said products as of the date of determination, and (ii) to provide the Secured Parties, quarterly, with a certificate of an officer of the Grantor certifying the Grantor's compliance with the foregoing subsections 4(a)through 4(i).

     (i) The Grantor shall continue to mark its products as required by statute with the numbers of all appropriate Patents.

     5. GENERAL REPRESENTATIONS AND WARRANTIES. The Grantor represents and warrants as follows:

     (a) It has the unqualified right to enter into this Agreement and to perform its terms and to grant all the rights, titles and interests granted herein.

(b) No authorization, consent, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other Person is required either (i) for the grant by the Grantor of the Security Interests granted hereby (excluding such licenses which, by their terms, required the consent of the licensor to assign the license but as to which the Grantor represents and warrants such consent has been made in writing, copies of which have been delivered to the Secured Parties) or for the execution, delivery or performance of this Agreement by the Grantor, or (ii) for the perfection of or the exercise by the Secured Parties, of their rights and remedies hereunder, except for the filing of this Agreement with the Patent and Trademark Office, the Copyright Office and the filings required by the Uniform Commercial Code or the British Columbia Personal Property

     Security Act of the State or province, respectively, in which the Grantor maintains its chief executive office, and except to the extent that the exercise of rights and remedies may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally or by general principles of equity.

     (c) The execution, delivery and performance by the Grantor of this Agreement does not and will not contravene any contractual restriction binding on or affecting the Grantor or any of its properties that has a reasonable likelihood of having a Material Adverse Effect.

     (d) This Agreement has been duly executed and delivered by the Grantor and is a legal, valid and binding obligation of the Grantor enforceable against the Grantor in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally or by general equity principles.

     (e) To the best of the Grantor's knowledge, the Collateral does not infringe any rights owned or possessed by any third party.

     (f) To the best of the Grantor's knowledge, there are no claims, judgments or settlements to be paid by the Grantor or pending claims or litigation relating to the Collateral.

     (g) Set forth on Schedule IV is a list, which is complete and accurate in all material respects as of the date hereof, of Licenses of the Grantor necessary for the conduct of its business as currently conducted or used in the selling or marketing of the Grantor's products, including the expiration date of such Licenses.

     (h) Each License of the Grantor identified on Schedule IV is validly subsisting and has not been adjudged invalid or unenforceable, in whole or in part, and is, to the Grantor's knowledge, valid and enforceable. No action or proceeding is pending or, to the Grantor's knowledge, threatened seeking to limit, cancel or question the validity of Collateral.

     (i) The Grantor's products have been marked as required by statute with respect to the Collateral.

     (j) The actions contemplated under or in connection with the Related Documents (as defined in the Purchase Agreement) will not impair the legal right of the Grantor or Merlin International to use any of the Collateral.

     (k) Except as disclosed to the Secured Parties in writing prior to the date of this Agreement, the Grantor has no knowledge of the existence of any right under any patent, trademark, license agreement, trade name, trade secret, know-how, confidential research, development and commercial information, or other proprietary information held by any other

     Person that would preclude the Grantor or Merlin International from publishing, distributing, marketing, selling, or using any product currently made by it, being made for it or sold or used by it, imported by it or exported by it, as the case may be, or to use any processes currently used by it (except, in each case, to the extent that the Grantor has granted an exclusive license to another Person), or materially interfere with the ability of the Grantor to carry on its business as currently carried on, and the Grantor has no knowledge of any claim to the contrary that is likely to be made.

     (l) The Grantor has used consistent standards of quality in manufacturing, distribution and marketing of each product sold and provision of each service provided under any Trademark.

     6. PATENT REPRESENTATIONS AND WARRANTIES. The Grantor represents and warrants as follows:

     (a) It is the sole legal and beneficial owner of the Patents set forth opposite its name on Schedule I hereto, free and clear of any lien, security interest, option, charge, pledge, assignment (whether conditional or not), or any other encumbrance except for the Security Interests created or permitted by this Agreement, the Purchase Agreement, the Notes, the Related Documents and certain Licenses and registered user agreements described on Schedule IV and no effective financing statement or other instrument similar in effect covering all or any part of such Collateral is on file in any recording office, except such as may have been filed in favor of the Secured Parties.

     (b) Set forth on Schedule I is a list of all of the Patents owned by the Grantor necessary for the conduct of its business as currently conducted or used in the selling or marketing of the Grantor's products.

     (c) Each Patent of the Grantor identified on Schedule I hereto is subsisting and has not been adjudged unpatentable, invalid or unenforceable, in whole or in part, and to the knowledge of the Grantor is patentable, valid and enforceable, and each of such Patent applications has been filed in conformity with applicable rules and procedures of the Patent and Trademark Office and will be diligently prosecuted in conformity therewith so as not to become improperly abandoned; provided, however, that so long as no Event of Default shall have occurred and be continuing, the filing and prosecution obligations of the Grantor described in this Section 6(c) shall be limited to those that are consistent with the Grantor's business judgement and actual use of such Collateral.

     7. TRADEMARK REPRESENTATIONS AND WARRANTIES. The Grantor represents and warrants as follows:

(a) It is the sole, legal and beneficial owner of the entire right, title and interest in and to the Trademarks purported to be granted by it hereunder, free and clear of any lien, security interest, option, charge, pledge, registered user agreement, assignment (whether conditional or not), or covenant, or any other encumbrance, except for the Security Interests created or permitted by this Agreement, the Purchase Agreement, the Notes, the Related Documents and certain Licenses and registered user agreements described on Schedule IV. No effective financing statement or other instrument similar in effect covering all or any part of the Trademarks purported to be granted by the Grantor hereunder is on file in any recording office, including, without limitation, the Patent and Trademark Office, except such as may have been filed in favor of the Secured Parties.

     (b) Set forth on Schedule II is a list of all of the Trademarks owned by the Grantor necessary for the conduct of its business as currently conducted or used in the selling or marketing of the Grantor's products.

     (c) Each Trademark of the Grantor identified on Schedule II is validly subsisting and has not been abandoned or adjudged invalid, unregistrable or unenforceable, in whole or in part, and is, to the Grantor's knowledge, valid, registrable and enforceable.

     8. COPYRIGHT REPRESENTATIONS AND WARRANTIES. The Grantor represents and warrants as follows:

     (a) It is the sole, legal and beneficial owner of the entire right, title and interest in and to the Copyrights purported to be granted by it hereunder, free and clear of any lien, security interest, option, charge, pledge, registered user agreement, assignment (whether conditional or not), or covenant, or any other encumbrance, except for the Security Interests created or permitted by this Agreement, the Purchase Agreement, the Notes, the Related Documents and certain Licenses and registered user agreements described on
Schedule IV. No effective financing statement or other instrument similar in effect covering all or any part of the Copyrights purported to be granted by the Grantor hereunder is on file in any recording office, including, without limitation, the Copyright Office, except such as may have been filed in favor of the Secured Parties.

     (b) Set forth on Schedule III is a list of all of the Copyrights owned by the Grantor necessary for the conduct of its business as currently conducted or materially used in the selling or marketing of the Grantor's products.

     (c) Each Copyright of the Grantor identified on Schedule III is validly subsisting and has not been abandoned or adjudged invalid, unregistrable or unenforceable, in whole or in part, and is, to the Grantor's knowledge, valid and enforceable.

     9.     TRANSFERS  AND  OTHER  LIENS.  The  Grantor  shall  not:

    (a) sell, assign (except by operation of law) or otherwise dispose of any of, or grant any option with respect to, the Collateral, except as permitted by the Purchase Agreement, the Notes and the Related Documents, except that the Grantor may license the Collateral (i) in the ordinary course of the Grantor's business, provided that such license is necessary or desirable in the conduct of the Grantor's business, or (ii) in connection with a sale of assets in compliance with the Purchase Agreement, the Notes and the Related Documents, provided that such license shall be on terms reasonably expected to maximize the gain to the Grantor resulting from the granting of such license. The Secured Parties shall execute any documents that the Grantor may reasonably request in order to permit the Grantor to exercise its right hereunder to license the Collateral, provided that the Secured Parties shall not be required to do anything that may, in the reasonable judgment of the Secured Parties, adversely affect the validity of the Security Interests; or

     (b) take any other action in connection with any of the Collateral that would impair the value of the interest or rights of the Grantor in the Collateral taken as a whole or that would impair the interest or rights of the Secured Parties.

     10. SECURED PARTIES APPOINTED ATTORNEY-IN-FACT. Without limiting any other provision of this Agreement, upon the occurrence and during the continuance of an Event of Default, the Grantor hereby irrevocably appoints the Secured Parties, as the Grantor's attorney-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time in the Secured Parties discretion, to take any action and to execute any instrument that the Secured Parties may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation:

     (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

     (b) to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (a) above;

     (c) to file any claims or take any action or institute any proceedings that the Secured Parties may reasonably deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Secured Parties, with respect to any of the Collateral; and

     (d) to execute, in connection with the sale provided for in Section 13 hereof, any endorsement, assignments, or other instruments of conveyance or transfer with respect to the Collateral.

     11.     SECURED  PARTIES  MAY  PERFORM.

     (a) If the Grantor fails to perform any agreement contained herein, the Secured Parties may itself perform, or cause performance of, such agreement, and the expenses of the Secured Parties incurred in connection therewith shall be payable by the Grantor to the fullest extent permitted by applicable law.

     (b) The Secured Parties or their designated representatives shall have the right to the extent reasonably requested and upon reasonable prior notice, at any reasonable time during normal business hours of the Grantor and from time to time, to inspect the Grantor's premises and to examine the Grantor's books, records and operations relating to the Collateral.

     12. THE SECURED PARTIES' DUTIES. The powers conferred on the Secured Parties hereunder are solely to protect the interest of the Secured Parties in the Collateral and shall not impose any duty upon them to exercise any such powers. Except for the safe custody of any Collateral in their possession and the accounting for moneys actually received by them hereunder no Secured Party shall have any duty as to any Collateral or as to the taking of any necessary steps to preserve rights against other parties or any other rights pertaining to any Collateral. Each Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if such Collateral is accorded treatment substantially equal to that which such party accords its own similar property.

     13. REMEDIES UPON AN EVENT OF DEFAULT. If an Event of Default shall have occurred and be continuing:

     (a) Secured Parties may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the Uniform Commercial Code as in effect in the State of New York (the "UCC") and also may
(i) exercise any and all rights and remedies of the Grantor under, in connection with, or otherwise in respect of, such Collateral, including the completion and filing of the Subsidiary IP Assignment, (ii) require the Grantor to, and the Grantor hereby agrees that it will at its expense and upon request of the Secured Parties forthwith, assemble all or part of the documents embodying such Collateral as directed by the Secured Parties and make it available to the Secured Parties, at a place to be designated by the Secured Parties that is reasonably convenient to both the Secured Parties and the Grantor, (iii) occupy any premises owned or leased by the Grantor where documents embodying such Collateral or any part thereof are assembled for a reasonable period in order to effectuate the Secured Parties' rights and remedies hereunder or under applicable law, without obligation to the Grantor in respect of such occupation,
(iv) license such Collateral or any part thereof, (v) with notice as specified below, sell such Collateral or any part thereof in one or more parcels at public or private sale, at any of the Secured Parties' offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Parties may deem commercially reasonable, and (vi) without prior notice to the Grantor, direct any licensee of any Collateral to pay all royalties and other payments which may be or which may thereafter become payable to the Grantor directly to the Secured Parties or any designee of the Secured Parties, but the Secured Parties shall give notice to the Grantor of any such direction no later than five (5) business days after giving any such direction. The Grantor agrees that at least ten (10) days' business notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Parties shall not be obligated to make any sale of the

     Collateral regardless of notice of sale having been given. The Secured Parties may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, with further notice to the Grantor, be made at the time and place to which it was so adjourned.


     (b) All payments received by the Grantor under or in connection with the Collateral shall be received in trust for the benefit of the Secured Parties, shall be segregated from other funds of the Grantor and shall be immediately paid over to the Secured Parties in the same form as so received (with any necessary endorsement).

     (c) All payments made under or in connection with or otherwise in respect of the Collateral, and all cash proceeds received by the Secured Parties in respect of any sale of, collection from, or other realization upon all or any part of such Collateral may, in the discretion of the Secured Parties, be held by the Secured Parties, as collateral for, and then or at any time thereafter applied for the ratable benefit of the Secured Parties against all or any part of the Obligations. Any sale or other disposition of the Collateral and the possession thereof by the Secured Parties shall be in compliance with all provisions of applicable law (including applicable provisions of the UCC).

     14. AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Grantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Secured Parties, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     15.     CONTINUING  SECURITY  INTEREST.

     (a) This Agreement shall create a continuing Security Interest in the Collateral and shall remain in full force and effect until terminated in accordance with the provisions of Section 22 hereof.

     (b) Except as permitted hereby or by the Purchase Agreement, the Notes and the Related Documents, the Grantor shall not sell, lease, transfer or otherwise dispose of any item of Collateral during the term of this Agreement without the prior written consent of the Secured Parties to such sale, lease, transfer or other disposition.

     (c) Upon the termination of this Agreement in accordance with Section 22 hereof, the Collateral shall be automatically released from the liens created hereby, all rights to the Collateral shall automatically revert to the Grantor, and this Agreement and all obligations of the Grantor hereunder shall terminate without delivery of any instrument or performance of any act by any party. Upon such termination of this Agreement, the Secured Parties shall reassign and redeliver such Collateral then held by or for the Secured Parties and execute and deliver to the Grantor such documents as Grantor shall reasonably request to evidence such termination.

     16. DEFINITIONS. All terms used herein and not specifically defined shall be defined in accordance with the appropriate definitions appearing in the Purchase Agreement and the Notes, and such definitions are hereby incorporated herein by reference and made a part hereof.

     17. ENTIRE AGREEMENT. This Agreement constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings, inducements, commitments or conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof. Neither this Agreement nor any portion or provision hereof may be changed, altered, modified, supplemented, discharged, canceled, terminated, or amended orally or in any manner other than by an agreement, in writing signed by the parties hereto.

     18. FURTHER ASSURANCES. The Grantor agrees at its own expense to do such further acts and things, and to execute and deliver such additional conveyances, assignments, financing statements, agreements and instruments, as the Secured Parties may at any time reasonably request in connection with the administration or enforcement of this Agreement or related to the Collateral or any part thereof or in order better to assure and confirm unto the Secured Parties their rights, powers and remedies hereunder. The Grantor hereby consents and agrees that the issuers of or obligors in respect of the Collateral shall be entitled to accept the provisions hereof as conclusive evidence of the right of the Secured Parties, to exercise their rights hereunder with respect to the Collateral, notwithstanding any other notice or direction to the contrary heretofore or hereafter given by the Grantor or any other Person to any of such issuers or obligors.

     19. BINDING AGREEMENT; ASSIGNMENT. This Agreement, and the terms, covenants, conditions, rights and remedies hereof, shall be binding upon and inure to the benefit of the parties hereto, and to their respective heirs, legal representatives, successors and assigns; provided, however, that the Grantor shall be permitted to assign any of its rights, powers, duties or obligations under this Agreement or any interest herein or in the Collateral, or any part thereof, or otherwise pledge, encumber or grant any option with respect to the Collateral, or any part thereof, or any cash or property held by the Secured Parties as Collateral under this Agreement, with the prior written consent of the Secured Parties which consent shall not be unreasonably withheld.

     20. SEVERABILITY. If any term or provision of this Agreement is or shall become illegal, invalid or unenforceable in any jurisdiction, all other terms and provisions of this Agreement shall remain legal, valid and enforceable in such jurisdiction and such illegal, invalid or unenforceable provision shall be legal, valid and enforceable in any other jurisdiction.

     21. COUNTERPARTS; FACSIMILE SIGNATURES. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

     22. TERMINATION. This Agreement and all obligations of the Grantor hereunder shall terminate once the Obligations have been paid in full.

     23. NOTICES. Any notice, request or consent required hereunder or in connection herewith shall be deemed satisfactorily given if in writing (including facsimile transmissions) and delivered by hand, U.S. mail (registered or certified mail) or recognized overnight courier to the parties at their respective addresses or telecopier number set forth in the Purchase Agreement or such other addresses or telecopier numbers as may be given by any party to the others in writing.

     24. GOVERNING LAW. This Agreement shall be governed as to its validity, interpretation and effect in accordance with the laws of the state of Nevada, except as required by mandatory provisions of law and except if the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular collateral are governed by the laws of a jurisdiction other than Nevada.

     25. WAIVER OF JURY TRIAL. Debtor and Secured Party hereby waive trial by jury in any judicial proceeding to which they are parties involving, directly or indirectly, any matter (whether in tort, contract or otherwise) in any way arising out of, related to, or connected with this Agreement and the relationships established hereunder.

     [SIGNATURE  PAGES  FOLLOW]

     IN WITNESS WHEREOF, the parties have duly executed this Subsidiary Intellectual Property Security Agreement and Assignment on the day and year first written above.


SECURED  PARTIES:                         GRANTOR:

NARRAGANSETT  I,  L.P.                    MERLIN  SOFTWARE  TECHNOLOGIES,  INC.

By:     /s/  Joseph  L.  Dowling          By:     /s/  Robert  Heller
        ------------------------                  -------------------
     Name:  Joseph  L.  Dowling                   Name:  Robert  Heller
     Title: Managing  Member                      Title: President

NARRAGANSETT  OFFSHORE,  L.P.
by  its  Investment  Manager,
Leo  Holding,  L.L.C.


By:     /s/  Joseph  L.  Dowling
        ------------------------
      Name:  Joseph  L.  Dowling
      Title: Managing  Member


PEQUOT  SCOUT  FUND,  L.P.
by  its  Investment  Advisor,
Pequot  Capital  Management,  Inc.

By:     /s/  David  J.  Malat
        ---------------------
     Name:  David  J.  Malat
     Title: Chief  Accounting  Officer


SDS  MERCHANT  FUND,  L.P.
by  its  Managing  Member,
SDS  Capital  Partners,  L.L.C.


By:     /s/  Steven  Derby
        ------------------
     Name:  Steven  Derby
     Title: Managing  Member

PROVINCE  OF  BRITISH  COLUMBIA     )
                                    )ss.
CANADA                              )


     Before me, the undersigned, a Notary Public in and for the county aforesaid on this 21st day of August 2000, personally appeared Robert Heller to me known personally, and who, being by me duly sworn, deposes and says that he is the President of Merlin Software Technologies, Inc., and that foregoing instrument was signed on behalf of said corporation by authority of its Board of Directors, and said Robert Heller acknowledged said instrument to be the free act and deed of said corporation.

/s/  Virgil  Z.  Hlus
---------------------
Notary  Public
My  commission  expires:  NA

Virgil  Z.  Hlus
Barrister  &  Solicitor
800  -  885  West  Georgia  Street
Vancouver,  B.C.  V6C  3H1
Telephone:  (604)  687-5700

     SUBSIDIARY  INTELLECTUAL  PROPERTY  SECURITY  AGREEMENT
     SIGNATURE  PAGE  2  OF  2

                                   SCHEDULE  I

                         Patents and Patent Applications
                         -------------------------------

Property                 Serial  No.            Filing  Date               Title
--------                 -----------            ------------               -----

United  States           Not  yet  assigned       May  30,  2000       Method of
Provincal Patent                                                      Developing
Application                                                                 Open
                                                                 Source Software

                                   SCHEDULE II

                      Trademarks and Trademark Applications
                      -------------------------------------


TRADEMARK  REGISTRATIONS/APPLICATIONS/UNREGISTERED  TRADEMARKS

                             JURISDICTION AND        FILING             DATE  OF
TRADEMARK                    SERIAL  NO.             DATE             FIRST  USE
---------                    -----------             ----             ----------

HOTWIRE  FAX                 US  75/810,582          Oct.  22, 1999   Oct., 1996

LINUX  FOR  THE  MASSES      US  75/008,115          Mar. 23, 2000   Feb.,  2000

MERLIN  SOFTECH              US  75/775,538          Sept. 10, 1999  Sept.  1999

MERLIN  SOFTWARE
TECHNOLOGIES, INC.           US 75/755, 753          July 20, 1999    June, 1999

MS-LINUX                     US  75/815,006          Oct. 22, 1999  Not used yet

MS-LINUX  &  Design          US  75/815,008          Oct. 22, 1999  Not used yet

OPTION  SOURCE               US  (not assigned)     May 26, 2000     March, 2000

PENGUIN  WIZARD  Design      US  75/755,755          July 20, 1999   Oct.,  1999

PERFECTBACKUP+               US75/815,000          Oct.  22,  1999  Jan. 7, 1999

SOFTWARE  THAT'S
PURE MAGIC                   US 75/755,754          July 20, 1999      Oct. 1999

PENGUIN WIZARD Design        CA 1,060,637          May 25, 2000       Oct., 1999


INTERNET  DOMAIN  NAMES                              REGISTRATION  AGENCY
-----------------------                              --------------------

MerlinSofTech.com                                 Network  Solutions,  Inc.

MerlinSofTech.net                                 Network  Solutions,  Inc.

option-source.com                                 Network  Solutions,  Inc.

option-source.net                                 Network  Solutions,  Inc.

option-source.org                                 Network  Solutions,  Inc.

theotheros.net                                    Network  Solutions,  Inc.

linuxeverywhere.org                               Network  Solutions,  Inc.

linuxeverywhere.net                               Network  Solutions,  Inc.

thelinuxpeople.net                                Network  Solutions,  Inc.

tuxware.net                                       Network  Solutions,  Inc.

tuxware.org                                       Network  Solutions,  Inc.

merlinux.net                                      Network  Solutions,  Inc.

merlinux.com                                      Network  Solutions,  Inc.

merlintuxware.com                                 Network  Solutions,  Inc.

thelinuxer.com                                    Network  Solutions,  Inc.

perfectbackup.com                                 Network  Solutions,  Inc.

perfectbackup.tc                                  register.com

merlintux.com                                     Network  Solutions,  Inc.

merlintux.net                                     Network  Solutions,  Inc.

                                  SCHEDULE III

                                   Copyrights
                                   ----------

UNREGISTERED  COPYRIGHTS

PerfectBACKUP+,  Linux  and  Unix  backup  software

HOTWIRE  FAX,  Linux  and  Unix  fax  software

FleetPro  II  Freight  Management  Software

BDI  Business  Directors,  Internet  Directory  Service

                      SCHEDULE  IV

                  License  Agreements

     Linux  Mall.com

     Impera  Software  Corp.

     Hanmi  Information  &  Communications  Co.  Ltd.

     Beyond  2000  Solutions

     LinuxPlaza

     IU  Software

     Ebiz  Enterprises  Inc.  (dba  TheLinusStore.com)

     Caldera  Systems,  Inc.

     Koch  Media  Ltd.  (dba  Koch  Distribution)

     G.T.  Enterprises

     TurboLinux,  Inc.

     Programmers  Paradise  Inc.

     Cosmos  Engineering  Co.

     Italsel  SRL

     Circadian  Software

     eLinux.com

                                   SCHEDULE V

                                     Holders

Narragansett  I,  L.P.

Narragansett  Offshore  Ltd.

Pequot  Scout  Fund,  L.P.

SDS  Merchant  Fund,  L.P.

                                    EXHIBIT A

                  SUBSIDIARY ASSIGNMENT OF PATENTS, TRADEMARKS,
                             COPYRIGHTS AND LICENSES

     THIS SUBSIDIARY ASSIGNMENT OF PATENTS, TRADEMARKS, COPYRIGHTS AND LICENSES (this "AGREEMENT") is made as of this 18th day of August, 2000 by MERLIN
SOFTWARE TECHNOLOGIES, INC. (the "GRANTOR") in favor of the Holders (as set forth in Annex V hereof) of the Notes (as hereinafter defined) (each a "SECURED PARTY" and collectively, the "SECURED PARTIES").

                          W  I  T  N  E  S  S  E  T  H:
                          -----------------------------

     WHEREAS, pursuant to the Note and Warrant Purchase Agreement (the "PURCHASE AGREEMENT") dated of even date hereof the Secured Parties have purchased an aggregate of up to Two Million Dollars One Hundred Thousand ($2,100,000) principal amount of Series A 10% Senior Secured Convertible Notes (the "NOTES") and up to a total of 1,520,000 Series A Warrants to Purchase Common Stock from Merlin Software Technologies International, Inc. ("MERLIN INTERNATIONAL"); and

     WHEREAS, pursuant to the terms of the Purchase Agreement and the Notes, the Grantor has entered into a Subsidiary Intellectual Property Security Agreement and Assignment (the "SUBSIDIARY IP SECURITY AGREEMENT") dated of even date herewith, pursuant to which the Grantor has granted to the Secured Parties a security interest in the Trademarks, Copyrights, Licenses and Patents defined below in order to secure Merlin International's obligations under the Notes; and

     WHEREAS, the Grantor (a) has adopted and used and is using the trademarks, service marks and domain names (the "TRADEMARKS") identified on Annex I hereto, and is the owner of the registrations of and pending registration applications for such Trademarks in the United States Patent and Trademark Office identified on Annex I hereto, (b) is the owner of and uses the copyrights, copyright registrations and pending registration applications set forth on Annex II hereto (the "COPYRIGHTS"), (c) is a party to and has rights under the licenses and license agreements listed on Annex III hereto (the "LICENSES") and (d) is the owner of and uses the patents, patent registrations and pending registration applications set forth on Annex IV hereto (the "PATENTS" and together with the Trademarks, the Copyrights and the Licenses, the "COLLATERAL"); and

     WHEREAS, the Secured Parties desire to acquire the Trademarks, the Copyrights, the Licenses and the Patents and the registrations thereof and registration applications therefor, as applicable, in connection with the exercise of their remedies after the occurrence of an Event of Default, as such term is defined within the Subsidiary IP Security Agreement, under the Subsidiary IP Security Agreement;

     NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Grantor does hereby assign, sell and transfer unto the Secured Parties all right, title and interest in and to the Trademarks, Copyrights, Licenses and Patents, together with (i) the registrations of and registration applications therefor, as applicable, (ii) the goodwill of the business symbolized by and associated with the Trademarks and the registrations thereof, (iii) the right to sue and recover for, and the right to profits or damages due or accrued arising out of or in connection with, any and all past, present or future infringements or dilution of or damage or injury to the Trademarks, Copyrights, Patents or the registrations thereof or such associated goodwill, and (iv) all rights of the Grantor to enforce all Licenses.

     The Grantor hereby grants to the Secured Parties, and notice is hereby given that the Grantor has granted to the Secured Parties, a first priority security interest in the Collateral to secure the payment and performance in full of all of the obligations of Merlin International under the Notes.

     This Assignment is made pursuant to and subject to the terms of the Subsidiary IP Security Agreement, which is deemed incorporated herein by this reference and shall constitute part of this Assignment as if fully set forth herein.

     This Assignment is intended to and shall take effect as a sealed instrument at such time as the Secured Parties shall complete this instrument by signing its acceptance of this Assignment below.

     The parties agree to promptly execute and deliver all further instruments necessary or desirable to carry out the purposes of this Agreement.

     This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

     [Signature  page  follows]

     IN WITNESS WHEREOF, the parties have duly executed this Subsidiary Assignment of Patents, Trademarks, Copyrights and Licenses on the day and year first written above.


GRANTOR:

MERLIN  SOFTWARE  TECHNOLOGIES,  INC.


     By:     /s/  Robert  Heller
             -------------------
             Name:  Robert  Heller
             Title:   President

     The foregoing assignment of the Patents, Trademarks, Copyrights and Licenses and the registrations thereof and registration applications therefor by Merlin Software Technologies, Inc. is hereby accepted as of the ___ day of ____, 20__.

SECURED  PARTIES:

NARRAGANSETT  I.,  L.P.


By:     /s/  Joseph  L.  Dowling
        ------------------------
      Name:  Joseph  L.  Dowling
      Title: Managing  Member

NARRAGANSETT  OFFSHORE  LTD.
by  its  Investment  Manager,
Leo  Holding,  L.L.C.


By:     /s/  Joseph  L.  Dowling
        ------------------------
     Name:  Joseph  L.  Dowling
     Title: Managing  Member

PEQUOT  SCOUT  FUND,  L.P.
by  its  Investment  Advisor,
Pequot  Capital  Management,  Inc.


By:     /s/  David  J.  Malat
        ---------------------
     Name:  David  J.  Malat
     Title: Chief  Accounting  Officer


SDS  MERCHANT  FUND,  L.P.
by  its  Managing  Member,
SDS  Capital  Partners,  L.L.C.

By:     /s/  Steven  Derby
        ------------------
     Name:  Steven  Derby
     Title: Managing  Member

                  SUBSIDIARY ASSIGNMENT OF PATENTS, TRADEMARKS,
                             COPYRIGHTS AND LICENSES

PROVINCE  OF  BRITISH  COLUMBIA     )
                                    )ss.
CANADA                              )


     Before me, the undersigned, a Notary Public in and for the county aforesaid on this 21st day of August 2000, personally appeared Robert Heller to me known personally, and who, being by me duly sworn, deposes and says that he is the President of Merlin Software Technologies, Inc., and that foregoing instrument was signed on behalf of said corporation by authority of its Board of Directors, and said Robert Heller acknowledged said instrument to be the free act and deed of said corporation.

/s/  Virgil  Z.  Hlus
---------------------
Notary  Public
My  commission  expires:  NA

Virgil  Z.  Hlus
Barrister  &  Solicitor
800  -  885  West  Georgia  Street
Vancouver,  B.C.  V6C  3H1
Telephone:  (604)  687-5700

                                       ANNEX  I

TRADEMARK  REGISTRATIONS/APPLICATIONS/UNREGISTERED  TRADEMARKS

                             JURISDICTION AND       FILING               DATE OF
TRADEMARK                    SERIAL  NO.            DATE              FIRST  USE
---------                    -----------            ----              ----------

HOTWIRE  FAX               US  75/810,582          Oct.  22, 1999     Oct., 1996

LINUX  FOR  THE  MASSES    US  75/008,115          Mar.  23,  2000   Feb.,  2000

MERLIN SOFTECH             US  75/775,538          Sept. 10,1999      Sept. 1999

MERLIN  SOFTWARE
TECHNOLOGIES, INC.         US  75/755, 753         July 20, 1999      June, 1999

MS-LINUX                   US  75/815,006          Oct.  22,  1999  Not used yet

MS-LINUX  &  Design        US  75/815,008          Oct.  22,  1999  Not used yet

OPTION  SOURCE             US  (not assigned)      May 26, 2000      March, 2000

PENGUIN  WIZARD  Design    US  75/755,755          July  20,  1999   Oct.,  1999

PERFECTBACKUP+             US  75/815,000          Oct.  22,  1999  Jan.7,  1999

SOFTWARE  THAT'S
PURE MAGIC                 US  75/755,754          July 20, 1999       Oct. 1999

PENGUIN WIZARD Design      CA  1,060,637           May 25, 2000       Oct., 1999


INTERNET  DOMAIN  NAMES                              REGISTRATION  AGENCY
-----------------------                              --------------------

MerlinSofTech.com                                 Network  Solutions,  Inc.

MerlinSofTech.net                                 Network  Solutions,  Inc.

option-source.com                                 Network  Solutions,  Inc.

option-source.net                                 Network  Solutions,  Inc.

option-source.org                                 Network  Solutions,  Inc.

theotheros.net                                    Network  Solutions,  Inc.

linuxeverywhere.org                               Network  Solutions,  Inc.

linuxeverywhere.net                               Network  Solutions,  Inc.

thelinuxpeople.net                                Network  Solutions,  Inc.

tuxware.net                                       Network  Solutions,  Inc.

tuxware.org                                       Network  Solutions,  Inc.

merlinux.net                                      Network  Solutions,  Inc.

merlinux.com                                      Network  Solutions,  Inc.

merlintuxware.com                                 Network  Solutions,  Inc.

thelinuxer.com                                    Network  Solutions,  Inc.

perfectbackup.com                                 Network  Solutions,  Inc.

perfectbackup.tc                                  register.com

merlintux.com                                     Network  Solutions,  Inc.

merlintux.net                                     Network  Solutions,  Inc.

                                    ANNEX II

                                   Copyrights

UNREGISTERED  COPYRIGHTS

PerfectBACKUP+,  Linux  and  Unix  backup  software

HOTWIRE  FAX,  Linux  and  Unix  fax  software

FleetPro  II  Freight  Management  Software

BDI  Business  Directors,  Internet  Directory  Service

                                    ANNEX III

                               License Agreements

     Linux  Mall.com

     Impera  Software  Corp.

     Hanmi  Information  &  Communications  Co.  Ltd.

     Beyond  2000  Solutions

     LinuxPlaza

     IU  Software

     Ebiz  Enterprises  Inc.  (dba  TheLinusStore.com)

     Caldera  Systems,  Inc.

     Koch  Media  Ltd.  (dba  Koch  Distribution)

     G.T.  Enterprises

     TurboLinux,  Inc.

     Programmers  Paradise  Inc.

     Cosmos  Engineering  Co.

     Italsel  SRL

     Circadian  Software

     eLinux.com

                                    ANNEX IV

                         Patents and Patent Applications

Property               Serial  No.              Filing  Date               Title
--------               -----------              ------------               -----

United States          Not yet assigned         May  30,  2000         Method of
Patent  Application                                                   Developing
                                                            Open Source Software

                                     ANNEX  V

                                     Holders

Narragansett  I,  L.P.

Narragansett  Offshore  Ltd.

Pequot  Scout  Fund,  L.P.

SDS  Merchant  Fund,  L.P.